Leading Provider of Next-Gen Datacenters for High-Performance Computing Applications October 2023 Demands of Real Estate Development

DISCLAIMER This presentation has been designed to provide general information about Applied Digital Corporation (“APLD” or the “Company”). Any information contained or referenced herein is suitable only as an introduction to the Company. The information contained in this presentation is for informational purposes only. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. Neither the Company or any of its affiliates make any representation or warranty, express or implied as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of any of the information or opinions contained in this presentation. This presentation has been prepared without taking into account the investment objectives, financial situation particular needs of any particular person. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and solutions of Applied Digital. Forward-Looking Statements This presentation contains forward-looking statements that reflect the Company’s current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance and business. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements include all statements that are not historical facts. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith beliefs and assumptions as of that time with respect to future events. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Forward-looking statements may include statements about the Company’s future financial performance, including the Company’s expectations regarding net revenue, operating expenses, and its ability to achieve and maintain future profitability; the Company’s business plan and ability to effectively manage growth; anticipated trends, growth rates, and challenges in the Company’s business, the cryptoeconomy, and in the markets in which the Company operates; further development and market acceptance of cryptoasset networks and other cryptoassets; further development of the Company’s co-hosting facilities including for crypto, AI, machine learning and HPC and cloud computing offerings, and the customer base for each such service; beliefs and objectives for future operations; the value of Bitcoin, Ether and other cryptoassets, which may be subject to pricing risk has historically been subject to wide swings; the Company’s expectations concerning relationships with third parties; the effects of increased competition in the Company’s markets and the Company’s ability to compete effectively; the Company’s ability to stay in compliance with laws and regulations that currently apply or become applicable to its business both in the United States and internationally; economic and industry trends, projected growth, or trend analysis; trends in revenue, cost of revenue, and gross margin; trends in operating expenses, including technology and development expenses, sales and marketing expenses, and general and administrative expenses, and expectations regarding these expenses as a percentage of revenue; increased expenses associated with being a public company; and other statements regarding the Company’s future operations, financial condition, and prospects and business strategies. There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Applied Digital undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Market and Industry Data This presentation includes information concerning economic conditions, the Company’s industry, the Company’s markets and the Company’s competitive position that is based on a variety of sources, including information from independent industry analysts and publications, as well as Applied Digital’s own estimates and research. Applied Digital estimates are derived from publicly available information released by third party sources, as well as data from its internal research, and are based on such data and the Company’s knowledge of its industry, which the Company believes to be reasonable. Any independent industry publications used in this presentation were not prepared on the Company’s behalf. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. An investment in the Company entails a high degree of risk and no assurance can be given that the Company’s objective will be achieved or that investors will receive a return on their investment. Recipients of this presentation should make their own investigations and evaluations of any information referenced herein. This presentation is available on Applied Digital Corporation’s website at www.applieddigital.com/news-events/presentations. 2

Brad Barton EVP of Real Estate & Development • Husband, Father of 3 boys, outdoors, sports. • Have executed over $2.5 billion in mission critical datacenter projects in the US and Mexico • More recently, delivered multiple hyperscale, wholesale, and colocation datacenters totaling over 450 megawatts for large REITs, social media clients and financial institutions Introduction

The entire building went up in just over a year, under budget (at $40 million) and well ahead of schedule. Source: Rare Historical Photos 2023 The Key Success To Constructing the Empire State Building: ü Efficient Design ü Experienced Workforce ü Assembly Line Construction ü Financial Incentives ü Innovation ü Use of elevators Planning – Lessons Learned From the Past Design = Weeks Construction = ~12 Months

Today's Challenges

5

Design Planning – The Key To Success


UNCERTAINTY / PATTERNS / INSIGHTS
CLARITY / FOCUS
Research and Exploration
Concepts and Schematic
Finished Design

Datacenter design is an iterative process involving input from internal stakeholders and OEMs.

Problems with the Design Phase:

Programming


2023
J F M A M J J A S O N D

Schematic Design


2023
J F M A M J J A S O N D

Design Development


2023
J F M A M J J A S O N D

Construction Documents


2023
J F M A M J J A S O N D

Applied Digital

Colocation Datacenters Datacenter Complications Ø Lots of power in, lots of heat out- meanwhile, plan for tech not invented yet, plan for local jurisdictions , etc.) Ø SLAs have improved over 20 years, emphasizing reliability and performance. Ø APLD is seeing tenants moving away from 99.9999% = lots of upfront capital. Ø Network components – In house expertise in AI

7

Internet and Datacenters!

Early 90's
Birth of "IT Closets" within the 4 walls of company's business

Mid 90's to early 2000s
."com" surge – 24x7 operation DCaS (Datacenter as a service)
AWS introduced cloud computing

Early 2000's
DLR Went public $12

Average deal size:
- Average deal size for a lease
  - 2019-2020 – 10/20MW
  - 2021-2022 – 36MW
  - 2023 – 36-72MW
  - 2024 – 1-300MW

Certainly, additional transformation is inescapable. While the future remains uncertain, cutting-edge colocation facilities provide organizations with the optimal opportunity to prepare for it



Applied Digital

Bridging the Gap

Activity 1 2 3 4 5 6 7 8 9 Produce suspended floor calculations 1 1 x x Produce suspended floor plans and sections 2 x 2 x x Pad foundation calculations 3 x 3 Produce pad foundation plans & sections 4 x x 4 Concrete basement calculations 5 x x 5 Produce basement concrete basement layout 6 x x x 6 x x x Produce ground-bearing floor slab (incl. beams) 7 x x 7 x x Produce below ground plumbing layouts 8 x 8 x Produce underground utility layout 9 x 9 Bridging the Gap O rd er o f A ct iv it y Order of Activity Design Process

Bridging the Gap Design to Build – not the other way around: Choose Equipment & Materials (with input on lead time, skilled labor availability, other factors) then design to it. Vendor 1 Efficient Design: Design-to-Equipment and Material Availability Standard Shipping Time (Weeks) to first unit shipped 27 52 75 Standard Shipping Time (weeks) to last unit Shipped 46 70 90 Vendor 2 Vendor 3

Bridging the Gap Right Experience, Right Timing

Bridging the Gap “Assembly Line” Construction

Summary: Assembly line construction today is often referred to as Prefabrication and it starts with design. Bridging the Gap “Assembly Line” Construction

What Is Next? “AI Brain in a building” Building: 3 story 100MW Rack Density: 45KW-150KW a rack Building Design: Purpose built for AI workloads Network core: Centralized Core

What Is Next? Power Search Pipeline

Leading Provider of Next-Gen Datacenters for High-Performance Computing Applications Thank You